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PROSPECTUS SUPPLEMENT - February 5, 1996

Prospectus Supplement for Individuals Purchasing Annuity Products through American Express Financial Advisors Inc. Personal Financial Planners Located in Branches of Fleet Bank - NH

IDS Life Flexible Annuity         S-6155


Quick telephone reference
For American Express Telephone Transaction Service,
American Express Shareholder Service, and
American Express Infoline call:
1-800-777-2244

(replaces Special Shareholder Services phone numbers listed inside)


American Express Financial Advisors Inc. (AXP Advisors) and IDS
Life Insurance Company (IDSL) are not affiliates of Fleet Bank.
Investment, variable insurance and variable annuity products offered by AXP Advisors and IDSL:

      o are NOT deposits of any bank
      o are NOT FDIC insured
      o are NOT obligations of any bank or bank affiliates
      o are NOT guaranteed or endorsed by any bank or bank affiliates
      o DO involve investment risks including possible loss of principal amount invested

American Express financial planners offer investment and financial planning services on behalf of AXP Advisors and insurance and annuities issued by IDSL.
















S-6155-44 A (2/96)
*Valid until further notice